Exhibit 10.1

NOTE AMENDMENT NO. 6

THIS NOTE AMENDMENT NO. 6. (this “Amendment”) is dated as of May 26, 2020 by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”) and the Noteholders. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings attributed to them in the Amended Note Agreement and Notes (as defined below).

RECITALS:

WHEREAS, pursuant to that certain Senior Secured Note Amendment Agreement dated December 22, 2019 (the “Amended Note Agreement”) between the Company and the Noteholders, the Company has issued those certain Amended and Restated Senior Secured Notes with an Issuance Date of December 22, 2019 in the aggregate original principal amount of $65,649,177.91 (the “Notes”);

WHEREAS, pursuant to Section 2 of the Notes, the Company is required to make an Interest payment on May 20, 2020 in the aggregate amount of $2,466,839.40 and the failure to do so is an Event of Default under Section 3.1(a)(ii) of the Notes if such failure shall continue unremedied for a period of five (5) or more days (such default and Event of Default, the “Specified Default”);

WHEREAS, the Company has requested, and the Noteholders have agreed to (a) waive the Specified Default, and (b) defer the due date of the May 20, 2020 Interest payment; and

WHEREAS, the Company and the Noteholders desire to (a) amend the Notes to waive the Specified Default, and (b) extend the time for the payment of the May 20, 2020 Interest payment in accordance with and subject to the conditions and amendments set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders agree as follows:

1.       Waiver. Upon the Effective Date (as defined below), the Noteholders hereby waive the Specified Default and waive the payment of any default Interest Rate described in Section 2 of the Notes in connection with the Specified Default. The above waiver of the Specified Default and the above waiver of such default Interest Rate shall be effective only in this specific instance and for the specific period and purpose for which it is given, and shall not entitle Company to any other or further consent, waiver or release in any similar or other circumstances.

2.        Amendments to the Notes.

(a)       Section 2 of the Notes is hereby amended by amending and restating the first sentence of Section 2 to read as follows:

“Interest on this Note shall accrue at the applicable Interest Rate and shall commence accruing on the Issuance Date and Interest shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in cash to the record Holder in arrears on March 15, June 15, September 15 and December 15 of each calendar year and ending on the repayment of the Note; provided, however, that notwithstanding the foregoing, Interest for the period ending May 20, 2020 (the “May 2020 Interest Payment”) shall be paid as follows: one-third of the May 2020 Interest Payment shall be due and payable in US dollars on May 27, 2020; and the remainder of May 2020 Interest Payment shall be due and payable in US dollars on or before June 20, 2020, unless an Event of Default occurs, in which case the May 2020 Interest Payment shall be payable on demand of the Holder.”

(b)        A new Section 5.21 is hereby added to the Notes to read as follows:

“5.21 Restructuring Plan. The Company shall, no later than June 12, 2020, deliver to the Required Noteholders a restructuring plan approved by the Company’s board of directors, managers, or shareholders (as applicable) in accordance with the Company’s organizational documents, setting forth, in form and substance reasonably satisfactory to the Required Noteholders, the Company’s proposed restructuring of its indebtedness, capital structure and operations.”

3.        Conditions Precedent to the Effectiveness of This Amendment. This Amendment will become effective on the date the following conditions are satisfied (the “Effective Date”):

(a) receipt by the Noteholders of this Amendment, duly executed by each party thereto, in form and substance reasonable satisfactory to the Noteholders; and

(b)       the representations and warranties in Section 4 are true and correct.

Notwithstanding the foregoing, the Effective Date shall be deemed to have not occurred and the amendment contemplated by Section 2 shall be deemed to not be effective if, on or before May 27, 2020, the following shall not have occurred: (i) payment in full of all fees, costs and expenses of Morrison & Foerster LLP, Cortland Products Corp., and Arnold & Porter Kaye Scholer LLP, and (ii) payment of $822,279.80, constituting a portion of the May 2020 Interest Payment, with the remaining May 2020 Interest Payment due in accordance with Section 2 of the Notes, as amended hereby.

All fees, costs and expenses paid hereunder shall be paid in immediately available funds, nonrefundable and shall not be subject to reduction by way of setoff, counterclaim, or otherwise.

4.       Representations and Warranties. To induce the Noteholders to enter into this Amendment, the Company represents and warrants that:

(a)       the representations and warranties contained in the Note Amendment Agreement are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date (for purposes of this Section, each reference to Transaction Document therein shall be deemed to include a reference to this Amendment and each of the other Transaction Documents being entered into in connection with this Amendment); and

(b)       both before and after giving effect to the transactions contemplated by this Amendment and the other Transaction Documents being entered into in connection with this Amendment, there exists no default or Event of Default (other than the Specified Default).

5.        Reaffirmation. The Company hereby affirms and agrees that: (a) the execution and delivery by the Company or any Subsidiary of and the performance of such Person’s obligations thereunder shall not in any way amend, impair, invalidate or otherwise affect any of such Person’s obligations under the Notes or any other Transaction Document, except as expressly amended hereby, (b) the Notes and the other Transaction Documents remain in full force and effect as written, except as expressly amended hereby, and (c) each Collateral Document remains in full force and effect to provide collateral security for the obligations under the Notes and the other Transaction Documents.

6.       Release. To the extent that any offsets, defenses or claims that may exist arising out of or relating to this Amendment, the Notes or any of the other Transaction Documents and the transactions contemplated thereby against the Agent (as defined in the Security Agreement), any Noteholder or any of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors or assigns, both present and former (collectively, the “Released Parties”) whether asserted or unasserted, by execution of this Amendment, the Company, for itself and its subsidiaries and affiliates and each of their respective successors, assigns, affiliates, subsidiaries, predecessors, employees, heirs and executors, as applicable (collectively, “Releasors”), jointly and severally, release and forever discharge each of the Released Parties of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Amendment, arising out of or relating to this Amendment, the Notes or any of the other Transaction Documents which any of the Releasors ever had or now have against any of the Released Parties, including, without limitation, any presently existing claim whether or not presently suspected, contemplated or anticipated.

7.       Costs and Expenses, Indemnification, etc.

(a)       Notwithstanding anything to the contrary in any other Transaction Document and in addition to all of the other obligations under the Transaction Documents, the Company shall pay all out of pocket expenses fees, expenses and disbursements of Morrison & Foerster LLP and Arnold & Porter Kaye Scholer LLP in connection with (i) the preparation, negotiation, execution and delivery of the Transaction Documents, including the post-closing obligations described in Section 4 above, (ii) any amendments, modifications or waivers of the provisions to the Transaction Documents (whether or not the transactions contemplated thereby shall be consummated), and (iii) the enforcement or protection of its rights in connection with the Transaction Documents, including its rights under this Section, as incurred during any workout, restructuring or negotiations in respect thereof and the fees, charges and disbursements of counsel (provided that in the case of clauses (ii) and (iii) and any financial advisor or law firm, such amounts shall be limited to one financial advisor or law firm for the Agent (as defined in the Security Agreement) and one financial advisor or law firm for all “Noteholders” (other than, in the case of a law firm, any bona fide conflict of interest) plus one law firm of local counsel in each relevant jurisdiction).

(b)       Notwithstanding anything to the contrary in any other Transaction Document and in addition to all of the other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Agent (as defined in the Security Agreement), each Noteholder and all of their respective affiliates, stockholders, partners, members, officers, directors, counsel, advisors, employees and direct or indirect Noteholders and any of the foregoing Persons’ agents or other representatives and those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Company or any Subsidiary, or any environmental liability related in any way to the Company or any Subsidiary, or (d) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of such Noteholder as a Noteholder of the Company pursuant to the transactions contemplated by the Transaction Documents; provided, however, that no Noteholder will be entitled to indemnification hereunder for any Indemnified Liabilities resulting, as determined by a non-appealable judgement of a court of competent jurisdiction from (w) such Indemnitee’s material breach of applicable laws, rules or regulations, including, without limitation, any breach by such Indemnitee of any federal or state securities laws, rules or regulations with respect to short sales or other hedging activities, (x) such Indemnitee’s breach of any environmental laws, rules or regulations, (y) such Noteholder’s or Indemnitee’s material breach of any covenant, agreement or obligation of such Noteholder contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (z) the gross negligence or willful misconduct of such Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(c)       To the fullest extent permitted by applicable law, the Company hereby agrees on behalf of itself and each of its subsidiaries and affiliates that is shall not assert, and hereby waives, any claim against any of the Released Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Amendment, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Note, or the use of the proceeds thereof.

(d)       All amounts due under this Section shall be payable within fifteen (15) days after demand therefor.

(e)       Each party’s obligations under this Section shall survive the termination of the Transaction Documents and payment of the obligations thereunder.

8.       No other Amendments; Counterparts; etc. Except as otherwise provided in this Amendment, no other amendments to the Notes are hereby made or intended and the Notes remain in full force and effect and legally binding on the Company. This Amendment may be executed in counterparts, all of which when taken together will constitute one and the same document. If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby. This Amendment is a Transaction Document.

9.       Governing Law. This Amendment shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and the Noteholders have executed this Note Amendment No. 6 as of the date first set forth above.

COMPANY:

PACIFIC ETHANOL, INC.

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor Title: Chief Financial Officer

[Noteholders’ Signature Pages Follow]

[Holder Signature Page to Note Amendment No. 6]

ACCEPTED AND AGREED:

NOTEHOLDERS:

CKP SOUTH LLC

By:	/s/ Philip DeSantis
Name: Philip DeSantis
Title: Managing Partner

[Holder Signature Page to Note Amendment No. 6]

CIF-INCOME PARTNERS (A), LLC

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name: Stephen Kavulich
Title: Director

[Holder Signature Page to Note Amendment No. 6]

ORANGE 2015 DISLOCREDIT FUND, L.P.

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name: Stephen Kavulich
Title: Director

[Holder Signature Page to Note Amendment No. 6]

Sainsbury’s Credit Opportunities Fund, Ltd.

By: BlackRock Financial Management, Inc.,

its investment manager

By:	/s/ Stephen Kavulich
Name: Stephen Kavulich
Title: Director

[Holder Signature Page to Note Amendment No. 6]

Co-Investment Income Fund, L.P. - US Taxable Series

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name: Stephen Kavulich
Title: Director

[Holder Signature Page to Note Amendment No. 6]

Co-Investment Income Fund, L.P. - US Tax-EXEMPT Series

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name: Stephen Kavulich
Title: Director

[Holder Signature Page to Note Amendment No. 6]

ALFRED J. DE LEO

/s/ Alfred J. De Leo

[Holder Signature Page to Note Amendment No. 6]

CORRUM CAPITAL ALTERNATIVE INCOME FUND LP

By	/s/ Jonathan R. Mandle
Name: Jonathan R. Mandle
Title: Manager

[Holder Signature Page to Note Amendment No. 6]

CORRUM CAPITAL GLOBAL CREDIT OPPORTUNITIES
CO INVESTMENT FUND I LP

By	/s/ Jonathan R. Mandle
Name: Jonathan R. Mandle
Title: Manager

[Holder Signature Page to Note Amendment No. 6]

CORRUM CAPITAL GLOBAL CREDIT OPPORTUNITIES FUND LP

By	/s/ Jonathan R. Mandle
Name: Jonathan R. Mandle
Title: Manager

[Holder Signature Page to Note Amendment No. 6]

DAVID KOENIG

/s/ David Koenig

[Holder Signature Page to Note Amendment No. 6]

JONATHAN W. WEISS

/s/ Jonathan W. Weiss

[Holder Signature Page to Note Amendment No. 6]

JUSTIN S. WOHLER

/s/ Justin S. Wohler

[Holder Signature Page to Note Amendment No. 6]

PHILIP DESANTIS

/s/ Philip DeSantis

[Holder Signature Page to Note Amendment No. 6]

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